UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-22026

                         Gabelli ESG Fund, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: March 31

Date of reporting period: March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Gabelli ESG Fund, Inc.

Annual Report — March 31, 2018

(Y)our Portfolio Management Team

Christopher C. Desmarais	Christopher J. Marangi	Kevin V. Dreyer

To Our Shareholders,

For the fiscal year ended March 31, 2018, the net asset value (“NAV”) per Class AAA Share of the Gabelli ESG Fund increased 3.8% compared with increases of 14.0% and 13.8% for the Standard & Poor’s (“S&P”) 500 Index and the Russell 3000 Index, respectively. Other classes of shares are available. See page 2 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of March 31, 2018

Performance Discussion (Unaudited)

The Fund’s investment objective is capital appreciation. The Fund seeks to achieve its objective by investing substantially all, and in any case no less than 80%, of its assets in common and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment. The portfolio managers employ a social screening overlay process at the time of investment to identify companies that meet the Fund’s social responsibility guidelines.

As bottom up stock pickers, we are generally not making calls on the direction of rates or any other macro variable. Our process favors companies that can thrive in any climate, for example, those with pricing power, solid balance sheets, and adaptable managements.

The Fund benefited from continued growth in the U.S. as prices of equities marched to record highs in 2017, before volatility returned with a sharp decline in February and continued choppiness in March. In any given year, certain areas are more in favor than others, and 2017 saw the third highest concentration in market movers (after 1999 and 2004) in over two decades. The five stocks of the FAANG – Facebook, Apple, Amazon, Netflix, and Google (now Alphabet) – comprised an average S&P 500 weighting of 10% and drove the index’s performance, while the Fund was underweight technology stocks.

Selected holdings that contributed positively to performance for the fiscal year included Xylem Inc. (5.3% of net assets as of March 31, 2018), whose combination of water infrastructure assets and long term trends remain attractive. The company is focused on trimming its cost structure, profitably expanding its footprint, and ultimately enhancing shareholder value through the use of its healthy balance sheet. Sony Corp. (2.7%) has a dominant share of the video game console market and the second largest share of the movie business; coupled with a solid Christmas, it has delivered two full years of profits. PayPal Holdings Inc. (2.6%) is adding more new users who, in turn, are using the platform more than ever, and it also continues to dominate the mobile commerce sector. Lamb Weston Holdings Inc. (2.5%) was spun off by Conagra Brands a year ago, and its growth has been steady with margins continuing to expand as French fry demand increases beyond the U.S.

Some of our weaker performing stocks included Johnson Controls International plc (3.0%), whose stock has significantly lagged the market since its merger with Tyco; Edgewell Personal Care’s (2.1%) revenue for the last couple of years has virtually flat lined as slow growing markets and intense competition have weighed on results, leaving its share price underperforming the market. General Mills’s (1.5%) margins were down due to higher input costs and increased freight and logistics expenses. Dish Network Corp. (0.7%) has seen four consecutive quarters of year over year revenue declines, based on a combination of fewer subscribers and lower revenue per user.

We appreciate your confidence and trust.

Comparative Results

	Average Annual Returns through March 31, 2018 (a)(b) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (6/01/07)
Class AAA (SRIGX)	3.85%	7.35%	8.32%	5.99%
S&P 500 Index	13.99	13.31	9.49	7.40
Russell 3000 Index	13.81	13.03	9.62	7.44
MSCI AC World Index	14.76	9.19	5.57	4.25
Class A (SRIAX)	3.85	7.34	8.33	5.99
With sales charge (c)	(2.12)	6.08	7.69	5.41
Class C (SRICX)	3.11	6.54	7.51	5.20
With contingent deferred sales charge (d)	2.11	6.54	7.51	5.20
Class I (SRIDX)	4.17	7.61	8.59	6.25
Class T (SRIWX)	3.79	7.34	8.32	5.98
With sales charge (e)	1.20	6.80	8.04	5.74

In the current prospectuses dated July 28, 2017, the gross expense ratios for Class AAA, A, C, I, and T Shares are 1.67%, 1.67%, 2.42%, 1.42%, and 1.67%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the Adviser) are 1.25%, 1.25%, 2.00%, 1.00%, and 1.25%, respectively. See page 10 for the expense ratios for the year ended March 31, 2018. Class AAA and I Shares do not have a sales charge. The maximum sales charge for Class A Shares, Class C Shares, and Class T Shares is 5.75%, 1.00%, and 2.50%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class AAA Share NAV’s are used to calculate performance for the periods prior to the issuance of the Class T Shares on July 28, 2017. The actual performance of the Class T Shares would have been lower due to the additional fees and expenses associated with this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 3000 Index is an unmanaged indicator that measures the performance of the 3,000 largest U.S. traded stocks, in which the underlying companies are incorporated in the U.S. The MSCI AC World Index is an unmanaged market capitalization weighted index representing both developed and emerging markets. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	The Fund’s fiscal year ends March 31.

(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(d)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(e)	Performance results include the effect of the maximum 2.50% sales charge at the beginning of the period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

GABELLI ESG FUND, INC. (CLASS AAA SHARES), RUSSELL 3000 INDEX, AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Gabelli ESG Fund, Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from October 1, 2017 through March 31, 2018	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended March 31, 2018.

	Beginning Account Value 10/01/17	Ending Account Value 03/31/18	Annualized Expense Ratio	Expense Paid During Period*
Gabelli ESG Fund, Inc.
Actual Fund Return
Class AAA	$1,000.00	$ 990.20	1.25%	$ 6.20
Class A	$1,000.00	$ 989.50	1.25%	$ 6.20
Class C	$1,000.00	$ 986.30	2.00%	$ 9.90
Class I	$1,000.00	$ 991.70	1.00%	$ 4.97
Class T	$1,000.00	$ 989.60	1.25%	$ 6.20
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.70	1.25%	$ 6.29
Class A	$1,000.00	$1,018.70	1.25%	$ 6.29
Class C	$1,000.00	$1,014.96	2.00%	$10.05
Class I	$1,000.00	$1,019.95	1.00%	$ 5.04
Class T	$1,000.00	$1,018.70	1.25%	$ 6.29
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of March 31, 2018:

Gabelli ESG Fund, Inc.

Food	21.3%
Machinery	6.9%
Building and Construction	6.9%
Consumer Products	6.8%
Beverage	6.8%
Financial Services	6.3%
Automotive: Parts and Accessories	6.2%
Cable and Satellite	6.1%
Equipment and Supplies	4.6%
Broadcasting	4.3%
Computer Software and Services	4.1%
Telecommunications	2.7%

Environmental Services	2.5%
Specialty Chemicals	2.5%
Business Services	2.4%
Closed-End Funds	1.9%
Retail	1.8%
Energy and Utilities	1.5%
Entertainment	1.5%
Health Care	1.4%
Other Assets and Liabilities (Net)	1.5%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Gabelli ESG Fund, Inc.

Schedule of Investments — March 31, 2018

Shares		Cost	Market Value

	COMMON STOCKS — 96.6%
	Automotive: Parts and Accessories — 6.2%
14,000	Genuine Parts Co.	$1,152,806	$1,257,760
4,000	O’Reilly Automotive Inc.†	499,046	989,520
25,000	Tenneco Inc.	734,166	1,371,750

		2,386,018	3,619,030

	Beverage — 6.8%
30,000	Danone SA	2,121,705	2,426,327
10,000	PepsiCo Inc.	826,399	1,091,500
9,000	Suntory Beverage & Food Ltd.	286,851	435,600

		3,234,955	3,953,427

	Broadcasting — 4.3%
12,000	Liberty Broadband Corp., Cl. C†	671,594	1,028,280
20,000	Liberty Media Corp.- Liberty Braves, Cl. C†	313,436	456,400
25,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	632,480	1,021,250

		1,617,510	2,505,930

	Building and Construction — 6.9%
15,000	Armstrong Flooring Inc.†	259,428	203,550
20,000	Fortune Brands Home & Security Inc.	310,448	1,177,800
13,000	Herc Holdings Inc.†	495,526	844,350
50,000	Johnson Controls International plc	1,635,844	1,762,000

		2,701,246	3,987,700

	Business Services — 2.4%
20,000	Macquarie Infrastructure Corp.	926,567	738,600
13,000	ServiceMaster Global Holdings Inc.†	571,716	661,050

		1,498,283	1,399,650

	Cable and Satellite — 6.1%
40,000	Comcast Corp., Cl. A	790,558	1,366,800
10,000	DISH Network Corp., Cl. A†	546,126	378,900
11,000	EchoStar Corp., Cl. A†	511,655	580,470
40,000	Liberty Global plc, Cl. C†	1,133,158	1,217,200

		2,981,497	3,543,370

	Computer Software and Services — 4.1%
25,000	eBay Inc.†	528,132	1,006,000
70,000	Hewlett Packard Enterprise Co.	966,041	1,227,800
11,250	Internap Corp.†	254,008	123,750

		1,748,181	2,357,550

	Consumer Products — 6.8%
25,000	Edgewell Personal Care Co.†	2,070,399	1,220,500
20,000	Energizer Holdings Inc.	597,847	1,191,600
32,000	Sony Corp., ADR	753,600	1,546,880

		3,421,846	3,958,980

Shares		Cost	Market Value

	Energy and Utilities — 1.5%
5,500	NextEra Energy Inc.	$859,421	$898,315

	Entertainment — 1.5%
11,000	Viacom Inc., Cl. B	330,455	341,660
20,000	Vivendi SA	447,992	516,790

		778,447	858,450

	Environmental Services — 2.5%
20,000	Waste Connections Inc.	618,784	1,434,800

	Equipment and Supplies — 4.6%
15,000	Flowserve Corp.	860,523	649,950
45,000	Mueller Water Products Inc., Cl. A	171,032	489,150
20,000	Watts Water Technologies Inc., Cl. A.	705,334	1,554,000

		1,736,889	2,693,100

	Financial Services — 6.3%
14,000	American Express Co.	1,244,608	1,305,920
8,000	Kinnevik AB, Cl. B	266,966	287,815
20,000	PayPal Holdings Inc.†	657,611	1,517,400
11,000	The Bank of New York Mellon Corp.	597,326	566,830

		2,766,511	3,677,965

	Food — 21.3%
70,000	Conagra Brands Inc.	1,725,872	2,581,600
20,000	General Mills Inc.	1,183,670	901,200
20,000	Kellogg Co.	1,406,357	1,300,200
25,000	Lamb Weston Holdings Inc.	525,256	1,455,500
20,000	Maple Leaf Foods Inc.	370,077	487,445
60,000	Mondelēz International Inc., Cl. A	1,824,907	2,503,800
15,000	Nestlé SA	854,222	1,186,506
12,000	Post Holdings Inc.†	493,827	909,120
20,000	Unilever plc, ADR	636,413	1,111,200

		9,020,601	12,436,571

	Health Care — 1.4%
10,000	Zoetis Inc.	504,534	835,100

	Machinery — 6.9%
75,000	CNH Industrial NV	731,884	930,000
40,000	Xylem Inc.	972,452	3,076,800

		1,704,336	4,006,800

	Retail — 1.8%
25,000	United Natural Foods Inc.†	989,836	1,073,500

	Specialty Chemicals — 2.5%
15,000	H.B. Fuller Co.	594,440	745,950
5,000	International Flavors & Fragrances Inc.	584,262	684,550

		1,178,702	1,430,500

	Telecommunications — 2.7%
15,000	Altice USA Inc., Cl. A†	450,000	277,200

See accompanying notes to financial statements.

Gabelli ESG Fund, Inc.

Schedule of Investments (Continued) — March 31, 2018

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
15,000	Loral Space & Communications Inc.†	$690,801	$624,750
25,000	Vodafone Group plc, ADR	785,573	695,500

		1,926,374	1,597,450

	TOTAL COMMON STOCKS	41,673,971	56,268,188

	CLOSED-END FUNDS — 1.9%
15,000	Altaba Inc.†	585,478	1,110,600

	Cost	Market Value
TOTAL INVESTMENTS — 98.5%	$42,259,449	$57,378,788

Other Assets and Liabilities (Net) — 1.5%		897,809

NET ASSETS — 100.0%		$58,276,597

†	Non-income producing security.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Gabelli ESG Fund, Inc.

Statement of Assets and Liabilities

March 31, 2018

Assets:
Investments, at value (cost $42,259,449)	$57,378,788
Cash	85,414
Receivable for investments sold	1,158,963
Receivable for Fund shares sold	6,453
Receivable from Adviser	42,281
Dividends receivable	139,930
Prepaid expenses	36,427

Total Assets	58,848,256

Liabilities:
Payable for investments purchased	313,982
Payable for Fund shares redeemed	108,452
Payable for investment advisory fees	51,241
Payable for distribution fees	14,477
Payable for accounting fees	7,500
Payable for payroll expenses	987
Payable for legal and audit fees	29,859
Payable for shareholder communications expenses	29,553
Other accrued expenses	15,608

Total Liabilities	571,659

Net Assets (applicable to 3,821,074 shares outstanding)	$58,276,597

Net Assets Consist of:
Paid-in capital	$40,930,857
Accumulated net realized gain on investments and foreign currency transactions	2,223,563
Net unrealized appreciation on investments	15,119,339
Net unrealized appreciation on foreign currency translations	2,838

Net Assets	$58,276,597

Shares of Capital Stock, each at $0.001 par value; 500,000,000 shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($13,665,048 ÷ 890,335 shares outstanding)	$15.35

Class A:
Net Asset Value and redemption price per share ($16,279,439 ÷ 1,061,666 shares outstanding)	$15.33

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.27

Class C:
Net Asset Value and offering price per share ($9,176,360 ÷ 646,354 shares outstanding)	$14.20	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($19,154,748 ÷ 1,222,654 shares outstanding)	$15.67

Class T:
Net Asset Value and redemption price per share ($1,002.18 ÷ 65.40 shares outstanding)	$15.32

Maximum offering price per share (NAV ÷ 0.975, based on maximum sales charge of 2.50% of the offering price)	$15.71

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended March 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $51,356)	$758,386
Interest	12,332

Total Investment Income	770,718

Expenses:
Investment advisory fees	664,148
Distribution fees - Class AAA	37,977
Distribution fees - Class A	45,538
Distribution fees - Class C	100,008
Distribution fees - Class T	2
Registration expenses	73,259
Shareholder communications expenses	55,182
Legal and audit fees	51,884
Accounting fees	45,000
Shareholder services fees	33,540
Directors’ fees	25,000
Custodian fees	8,485
Payroll expenses	2,298
Interest expense	1,224
Miscellaneous expenses	22,677

Total Expenses	1,166,222

Less:
Expenses reimbursed by Adviser (See Note 3)	(315,939)
Expenses paid indirectly by broker (See Note 6)	(1,387)

Total credits and reimbursements	(317,326)

Net Expenses	848,896

Net Investment Loss	(78,178)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	3,841,508
Net realized loss on foreign currency transactions	(988)

Net realized gain on investments and foreign currency transactions	3,840,520

Net change in unrealized appreciation/depreciation: on investments	(967,445)
on foreign currency translations	8,839

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	(958,606)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	2,881,914

Net Increase in Net Assets Resulting from Operations	$2,803,736

See accompanying notes to financial statements.

Gabelli ESG Fund, Inc.

Statement of Changes in Net Assets

	Year Ended March 31, 2018	Year Ended March 31, 2017
Operations:
Net investment income/(loss)	$ (78,178)	$ 167,887
Net realized gain on investments and foreign currency transactions	3,840,520	2,667,678
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(958,606)	5,899,735

Net Increase in Net Assets Resulting from Operations	2,803,736	8,735,300

Distributions to Shareholders:
Net investment income
Class AAA	(32,990)	—
Class A	(38,428)	—
Class I	(110,547)	—
Class T	(3)	—

	(181,968)	—

Net realized gain
Class AAA	(736,846)	(623,981)
Class A	(872,919)	(729,875)
Class C	(507,555)	(416,000)
Class I	(1,134,694)	(828,327)
Class T	(50)	—

	(3,252,064)	(2,598,183)

Total Distributions to Shareholders	(3,434,032)	(2,598,183)

Capital Share Transactions:
Class AAA	(1,622,637)	(3,631,965)
Class A	(1,083,603)	(4,226,964)
Class C	(1,479,796)	(343,751)
Class I	(8,574,647)	5,295,588
Class T	1,053	—

Net Decrease in Net Assets from Capital Share Transactions	(12,759,630)	(2,907,092)

Redemption Fees	12	17

Net Increase/(Decrease) in Net Assets	(13,389,914)	3,230,042
Net Assets:
Beginning of year	71,666,511	68,436,469

End of year (including undistributed net investment income of $0 and $181,917, respectively)	$58,276,597	$71,666,511

See accompanying notes to financial statements.

Gabelli ESG Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions						Ratios to Average Net Assets/Supplemental Data
Year Ended March 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)		Expenses Net of Waivers/ Reimburse- ments		Expenses Before Waivers/Reim- bursements		Portfolio Turnover Rate
Class AAA
2018	$15.57	$(0.02)		$0.64	$0.62	$(0.04)	$(0.80)	$(0.84)	$0.00	$15.35	3.85%	$13,665	(0.10)%		1.25%		1.73	%(c)	8%
2017	14.29	0.04		1.81	1.85	—	(0.57)	(0.57)	0.00	15.57	13.14	15,409	0.27		1.39		1.67	(c)	18
2016	14.85	(0.04)		(0.22)	(0.26)	—	(0.30)	(0.30)	0.00	14.29	(1.79)	17,532	(0.29)		1.68		1.68	(c)	14
2015	13.49	(0.03)		1.39	1.36	—	—	—	—	14.85	10.08	20,886	(0.22)		1.64		1.64		28
2014	12.02	(0.01)		1.48	1.47	—	—	—	0.00	13.49	12.23	22,988	(0.05)		1.93	(d)	1.93	(d)	47
Class A
2018	$15.55	$(0.02)		$0.64	$0.62	$(0.04)	$(0.80)	$(0.84)	$0.00	$15.33	3.85%	$16,280	(0.10)%		1.25%		1.73	%(c)	8%
2017	14.28	0.04		1.80	1.84	—	(0.57)	(0.57)	0.00	15.55	13.08	17,569	0.26		1.39		1.67	(c)	18
2016	14.84	(0.04)		(0.22)	(0.26)	—	(0.30)	(0.30)	0.00	14.28	(1.79)	20,002	(0.29)		1.68		1.68	(c)	14
2015	13.48	(0.03)		1.39	1.36	—	—	—	—	14.84	10.09	21,190	(0.19)		1.64		1.64		28
2014	12.01	(0.00	)(b)	1.47	1.47	—	—	—	0.00	13.48	12.24	26,119	(0.02)		1.93	(d)	1.93	(d)	47
Class C
2018	$14.53	$(0.13)		$0.60	$0.47	—	$(0.80)	$(0.80)	$0.00	$14.20	3.11%	$9,176	(0.85)%		2.00%		2.48	%(c)	8%
2017	13.47	(0.07)		1.70	1.63	—	(0.57)	(0.57)	0.00	14.53	12.29	10,815	(0.49)		2.14		2.42	(c)	18
2016	14.13	(0.14)		(0.22)	(0.36)	—	(0.30)	(0.30)	0.00	13.47	(2.60)	10,320	(1.05)		2.43		2.43	(c)	14
2015	12.92	(0.13)		1.34	1.21	—	—	—	—	14.13	9.37	10,919	(0.98)		2.39		2.39		28
2014	11.61	(0.10)		1.41	1.31	—	—	—	0.00	12.92	11.28	10,229	(0.80)		2.68	(d)	2.68	(d)	47
Class I
2018	$15.87	$0.03		$0.65	$0.68	$(0.08)	$(0.80)	$(0.88)	$0.00	$15.67	4.17%	$19,155	0.18%		1.00%		1.48	%(c)	8%
2017	14.52	0.08		1.84	1.92	—	(0.57)	(0.57)	0.00	15.87	13.42	27,874	0.53		1.13		1.42	(c)	18
2016	15.06	(0.01)		(0.23)	(0.24)	—	(0.30)	(0.30)	0.00	14.52	(1.63)	20,582	(0.04)		1.43		1.43	(c)	14
2015	13.64	(0.01)		1.43	1.42	—	—	—	—	15.06	10.41	23,034	(0.09)		1.39		1.39		28
2014	12.13	0.03		1.48	1.51	—	—	—	0.00	13.64	12.45	10,710	0.21		1.68	(d)	1.68	(d)	47
Class T(e)
2018	$16.13	$(0.02)		$0.07	$0.05	$(0.06)	$(0.80)	$(0.86)	—	$15.32	0.19%	$1	(0.18	)%(f)	1.25	%(f)	1.73	%(c)(f)	8%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended March 31, 2018, 2017 and 2016, there was no impact on the expense ratios.
(d)

Under an expense deferral agreement with the Adviser, the Adviser recovered from the Fund $130,192 for the year ended March 31, 2014, representing previously reimbursed expenses from the Adviser. Had such payments not been made, the expense ratios for the year ended March 31, 2014 would have been 1.74% (Class AAA and Class A), 2.49% (Class C), and 1.49% (Class I), respectively.

(e)	Class T Shares were initially offered on July 28, 2017.
(f)	Annualized.

See accompanying notes to financial statements.

Gabelli ESG Fund, Inc.
Notes to Financial Statements

1. Organization. Gabelli ESG Fund, Inc. (formerly Gabelli SRI Fund, Inc.) was incorporated on March 1, 2007 in Maryland. The Fund changed its name to Gabelli ESG Fund, Inc. on May 17, 2016, with a corresponding change in the name of each of its Classes of Shares. On July 28, 2017, the Fund began to offer for sale Class T Shares. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on June 1, 2007. The Fund’s primary objective is to seek capital appreciation. The Fund seeks to achieve its objective by investing substantially all, and in any case no less than 80%, of its assets in common stocks and preferred stocks of companies that meet the Fund’s guidelines for social responsibility at the time of investment.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

Gabelli ESG Fund, Inc.
Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of March 31, 2018 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Total Market Value at 3/31/18
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$56,268,188	$56,268,188
Closed-End Funds	1,110,600	1,110,600
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$57,378,788	$57,378,788

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended March 31, 2018. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments at March 31, 2018 or 2017.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which

Gabelli ESG Fund, Inc.
Notes to Financial Statements (Continued)

are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the year ended March 31, 2018, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 2 basis points.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than

Gabelli ESG Fund, Inc.
Notes to Financial Statements (Continued)

similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At March 31, 2018,the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to short term gains netted against current year net operating loss and tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended March 31, 2018, reclassifications were made to decrease accumulated net investment loss by $78,229 and decrease accumulated net realized gain on investments and foreign currency transactions by $78,229.

The tax character of distributions paid during the years ended March 31, 2018 and 2017 was as follows:

	Year Ended March 31, 2018	Year Ended March 31, 2017
Distributions paid from:
Ordinary income	$181,917	—
Net long term capital gains	3,252,115	$2,598,183

Total distributions paid	$3,434,032	$2,598,183

Gabelli ESG Fund, Inc.
Notes to Financial Statements (Continued)

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At March 31, 2018, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$247,653
Undistributed long term capital gains	2,038,338
Net unrealized appreciation on investments and foreign currency translations	15,059,749

Total	$17,345,740

At March 31, 2018, the temporary differences between book basis and tax basis unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and adjustments related to underlying Fund investments.

The following summarizes the tax cost of investments and the related net unrealized appreciation at March 31, 2018:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$42,321,877	$17,926,202	$(2,869,291)	$15,056,911

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended March 31, 2018, the Fund did not incur any income tax, interest, or penalties. As of March 31, 2018, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual Fund operating expenses after fee waiver and expense reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.25%, 1.25%, 2.00%, 1.00%, and 1.25% for Class AAA, Class A, Class C, Class I, and Class T (effective July 28, 2017), respectively. Under this same arrangement, the Fund has also agreed, during the two year period following the year of any such waiver or reimbursement

Gabelli ESG Fund, Inc.
Notes to Financial Statements (Continued)

by the Adviser, to repay such amount, but only to the extent the Fund’s adjusted total annual Fund operating expenses would not exceed the foregoing rates for these respective share classes, after giving effect to the repayments. This arrangement is in effect until July 31, 2019 (for Class T shares, for at least one year from the commencement of offering of Class T shares) and may be terminated only by the Board of Directors of the Fund before such time. At March 31, 2018, the cumulative amount which the Fund may repay the Adviser is $517,009.

For the year ended March 31, 2017, expiring March 31, 2019	$201,070
For the year ended March 31, 2018, expiring March 31, 2020	315,939

Total	$517,009

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $500 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of each committee and the Lead Director each receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class C, and Class T Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, 1.00%, and 0.25%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended March 31, 2018, other than short term securities and U.S. Government obligations, aggregated $5,362,478 and $21,331,934, respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended March 31, 2018, the Fund paid $1,835 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $14,898 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended March 31, 2018, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,387.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended March 31, 2018, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Capital Stock. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class C Shares, Class I Shares, and Class T Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares and Class T Shares are subject to a maximum front-end sales charge of 5.75% and 2.50%, respectively, and Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

Gabelli ESG Fund, Inc.
Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended March 31, 2018 and 2017, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended March 31, 2018		Year Ended March 31, 2017
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	68,864	$1,095,562	127,798	$1,913,997
Shares issued upon reinvestment of distributions	47,822	748,417	41,230	611,023
Shares redeemed	(216,222)	(3,466,616)	(406,296)	(6,156,985)

Net decrease	(99,536)	$(1,622,637)	(237,268)	$(3,631,965)

Class A
Shares sold	351,683	$5,571,477	278,375	$4,166,519
Shares issued upon reinvestment of distributions	56,544	883,776	45,722	677,144
Shares redeemed	(476,230)	(7,538,856)	(595,632)	(9,070,627)

Net decrease	(68,003)	$(1,083,603)	(271,535)	$(4,226,964)

Class C
Shares sold	94,687	$1,400,334	138,137	$1,927,768
Shares issued upon reinvestment of distributions	31,935	463,383	25,850	358,542
Shares redeemed	(224,519)	(3,343,513)	(185,884)	(2,630,061)

Net decrease	(97,897)	$(1,479,796)	(21,897)	$(343,751)

Class I
Shares sold	471,344	$7,624,504	654,927	$10,161,385
Shares issued upon reinvestment of distributions	71,691	1,144,180	50,381	760,757
Shares redeemed	(1,076,285)	(17,343,331)	(366,534)	(5,626,554)

Net increase/(decrease)	(533,250)	$(8,574,647)	338,774	$5,295,588

Class T (a)
Shares sold	62	$1,000
Shares issued upon reinvestment of distributions	3	53

Net increase	65	$1,053

(a)	Class T Shares were initially offered on July 28, 2017.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Gabelli ESG Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Gabelli ESG Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli ESG Fund, Inc. (the “Fund”) as of March 31, 2018, the related statement of operations for the year ended March 31, 2018, the statement of changes in net assets for each of the two years in the period ended March 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 23, 2018

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

Gabelli ESG Fund, Inc.
Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli ESG Fund, Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]

INTERESTED DIRECTOR[4] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 2007	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

NON-INTERESTED
DIRECTORS[5] :

Clarence A. Davis Director Age: 76	Since 2007	3	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999- 2000) of the American Institute of Certified Public Accountants	Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply) (2009-2012)

Vincent D. Enright Director Age: 74	Since 2007	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

William F. Heitmann Director Age: 69	Since 2012	4	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	—

Anthonie C. van Ekris Director Age: 83	Since 2007	22	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/ export company)	—

Gabelli ESG Fund, Inc.
Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2007	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 42	Since 2017	Treasurer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2007	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli ESG Fund, Inc.
Additional Fund Information (Continued) (Unaudited)

2018 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended March 31, 2018, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.0358, $0.0352, $0.0779, and $0.0572 per share for Class AAA, Class A, Class I, and Class T Shares, respectively, and long term capital gains totaling $3,252,115, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended March 31, 2018, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.12% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended March 31, 2018 which was derived from U.S. Treasury securities was 0.46%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Gabelli ESG Fund did not meet this strict requirement in 2018. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI ESG FUND, INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Christopher C. Desmarais joined GAMCO Investors, Inc. in 1993. Currently he is a Managing Director of GAMCO Asset Management, Inc., a portfolio manager of Gabelli Funds, LLC, as well as the Director of Socially Responsive Investments. He is a co-portfolio manager of the Fund, and his responsibilities also include marketing and client service of GAMCO’s Value, Growth, and International capabilities for institutional, endowment, and family office clients as well as direct oversight of all of the Firm’s ESG equity products. He is a graduate of Fairfield University with a BA in Economics.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GABELLI ESG FUND, INC.
One Corporate Center
Rye, New York 10580-1422 t 800-GABELLI (800-422-3554) f 914-921-5118 e info@gabelli.com
GABELLI.COM Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Clarence A. Davis

Former Chief

Executive Officer,

Nestor, Inc.

Vincent D. Enright

Former Senior Vice

President and

Chief Financial Officer,

KeySpan Corp.

William F. Heitmann

Former Senior Vice

President of Finance,

Verizon Communications, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York Mellon

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions, Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of Gabelli ESG Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
GAB1794Q118AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Clarence A. Davis and Vincent D. Enright are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $23,923 for 2017 and $23,923 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,970 for 2017 and $3,970 for 2018. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K

(17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli ESG Fund, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/25/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/25/2018

By (Signature and Title)* /s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date 5/25/2018

*	Print the name and title of each signing officer under his or her signature.